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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

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                          Date of Report: July 20, 2004

                               OUTLOOK GROUP CORP.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                 000-18815            39-1278569
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(State or other jurisdiction      (Commission          (I.R.S. Employer
of incorporation)                  File Number         Identification No.)

1180 American Drive, Neenah, Wisconsin               54956
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(Address of principal executive offices)            (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 722-2333
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Item 12. Results of Operations and Financial Condition.

On July 20, 2004, Outlook Group Corp. announced its results for the fourth quarter of fiscal 2004, ended May 31, 2004, and for the fiscal year then ended. A copy of Outlook Group Corp.'s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 21, 2004                          /s/ Paul M. Drewek
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                                              Paul M. Drewek
                                              Chief Financial Officer



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